Summary Prospectus June 30, 2010

Virtus Premium AlphaSectorSM Fund

A: VAPAX	C: VAPCX	I: VAPIX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated June 30, 2010, as supplemented July xx, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of seeking long-term capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 10 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 53 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses (Underlying ETFs)(b)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses(b)	2.04%	2.79%	1.79%
Less: Expense Reimbursement(c)	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.92%	2.67%	1.67%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	Estimated for current fiscal year.

(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding, interest, taxes, acquired fund fees and expenses and extraordinary expenses) so that such expenses do not exceed 1.70% for Class A Shares, 2.45% for Class C Shares and 1.45% for Class I Shares through June 30, 2011. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$759	$1,167
Class C	Sold	$370	$854
	Held	$270	$854
Class I	Sold or Held	$170	$552

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells shares of the exchange-traded funds (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks and Performance

Principal Investment Strategies

The fund may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries. The primary sectors of the S&P 500® Index represented by the Select Sector SPDR® ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The fund has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and short-term U.S. Treasuries, or 100% in short-term U.S. Treasuries. The fund may also invest in stocks of primarily large-cap issuers, and in high quality, short-term securities.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the exchange-traded funds in which the fund invests. The principal risks of investing in the fund are:

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

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Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the fund of owning shares of the ETF will exceed those the fund would incur by investing in such securities directly.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Sector Concentration Risk. The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly. To the extent that the fund invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the fund is more vulnerable to conditions that negatively affect such sectors as compared to a fund that is not significantly invested in such sectors.

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U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is F-Squared Investments, Inc. (“F-Squared”).

>	Howard Present, Co-founder, President and CEO of F-Squared, is a manager of the fund. Mr. Present has been Portfolio Manager since inception.

>	Amy Robinson, Vice President of VIA (since 1992), is a manager of the fund. Ms. Robinson has been Portfolio Manager since inception.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8434	6-10

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.